PURCHASE OPTION
                                 ---------------

     THIS PURCHASE OPTION ("Agreement") is made and entered into as of this 20
                                                                            --
day of December, 2005,

     BY AND BETWEEN                     MOBILEPRO CORP.,
                                        a Delaware corporation,
                                        hereinafter referred to as

                                                       "Mobilepro"

     AND                                UC HUB GROUP, INC.,
                                        a Nevada,
                                          -------
                                        hereinafter referred to as

                                                      "UC HUB"
WITNESSETH:


     WHEREAS, Mobilepro intends to investigate making up to a $375,000 loan to UC HUB (which may at its sole option be converting into such number of shares of UC HUB to equal 51% of the fully diluted outstanding shares of capital stock of UC HUB at the time of such conversion; "Shares") ("Loan") and UC HUB is willing to grant to Mobilepro and option to convert such Loan into the Shares all upon the terms and subject to the conditions set forth herein ("Option").

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   GRANT  OF  OPTION.  UC  HUB hereby grants to Mobilepro, subject to the
          -----------------
terms and conditions set forth herein, an irrevocable option to convert the Loan into the Shares.

     2.   TERM  OF  OPTION. The option granted hereby shall commence on the date
          ----------------
of  this  Agreement  and  shall  terminate  on  July  31,  2005.

     3.   LOAN.  The  Loan  shall  be  in  an amount up to $375,000; have a term
          ----
of _______; accrue interest at a rate of ____ per month and be secured by a first priority security interest in 100% of the assets of UC HUB and its subsidiaries.

     4.   MANNER  OF  EXERCISING  OPTION/PAYMENT OF PURCHASE PRICE. In the event
          --------------------------------------------------------
that Mobilepro intents to consummate the Option it shall deliver written notice to UC HUB ("Notice") of its intention to convert the Loan into the Shares. Such notice shall establish the closing date which shall not be more than thirty (30) days from the date of such Notice.

     5.   GENERAL  RESTRICTION  ON SWITCH. UC HUB shall not sell, give, grant or
          -------------------------------
restrict by way of a security interest or otherwise the Shares in any way during the term of this Agreement nor shall it give, grant or sell any interest to purchase any assets or other stock of UC HUB or any of its subsidiaries during the term of this Agreement.

     6.   WARRANTIES  OF  MOBILEPRO.  UC  HUB  hereby represents and warrants as
          -------------------------
of the closing date the Option is exercised by Mobilepro that the owners of the Shares have good and marketable title to the Shares free and clear of all security interests, rights or claims of others, liens and encumbrances and that UC HUB has the requisite power and authority to issue to Shares.

     7.   NECESSARY  DOCUMENTS.  If under the terms of this Agreement, Mobilepro
          --------------------
exercises its option to acquire the Shares, UC HUB shall execute and deliver all necessary documents that may be reasonably required for accomplishing a complete transfer of such interests for the purpose of the purchase transaction.

     8.   ASSIGNABILITY.  Mobilepro  may  assign  the  Option granted hereunder.
          -------------

     9.   EXPENSES.  Mobilepro  and  UC  HUB  shall each pay their own legal and
          --------
accounting expenses relative to this Agreement and the exercise of the option and the transfer of ownership of the Shares.

     10.  AMENDMENTS.  This  Agreement  may not be modified or amended except by
          ----------
an instrument in writing executed by the party against whom enforcement of any such modification or amendment is sought.

     11.  Entire  Agreement.  This  Agreement  constitutes  the entire agreement
          -----------------
among the parties hereto and there have been no other prior agreements, understandings or arrangements, oral or written, among the parties hereto with respect to the subject matter hereof.

     12.  COUNTERPARTS.  This  Agreement  may  be executed simultaneously in two
          ------------
(2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.

     13.  NOTICES.  Any  notice,  consent,  approval,  demand  or  other
          -------
communication to be given, made or provided for under this Agreement shall be in writing and deemed to be fully given by its delivery personally to the person or persons specified below or two (2) business days after deposit in the United States Mail, first class, postage prepaid, by registered or certified mail, return receipt requested, to the following addresses, or to such other address or to the attention of such other person as any party hereto shall hereafter specify by written notice to the other party hereto:

     If to Mobilepro:                   Jay O. Wright
                                        6701 Democracy Blvd, Suite 202
                                        Bethesda, MD 20817


     If to UC HUB:
                                        ------------------------------

                                        ------------------------------

                                        ------------------------------

     14.  SEVERABILITY.  Whenever  possible,  each  provision  of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such provision or the remaining provisions of this Agreement.

     15.  GOVERNING  LAW.  In  all  respects,  including  all  matters  of
          --------------
construction, validity and performance, this Agreement and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and performed in such state, and any applicable laws of the United States of America.

     16.  WARRANTS.  As  partial  consideration  for extending a $33,000 loan to
          --------
UC HUB on even date herewith, UC HUB hereby grants Mobilepro 99,000 ten year warrants (with piggy-back registration rights) to acquire common stock of UC HUB with an exercise price of $.03 per share. In addition, in the event Mobilepro elects to make the Loan as contemplated herein, UC HUB will grant Mobilepro 1,026,000 ten year warrants (with piggy-back registration rights) to acquire common stock of UC HUB with an exercise price of $.03 per share.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                        MOBILEPRO, CORP.


                                        By
                                          --------------------------------------
                                        Name
                                            ------------------------------------
                                        Title
                                             -----------------------------------

                                        UC HUB GROUP, INC.


                                        By /s/ Larry Wilcox
                                          --------------------------------------
                                        Name Larry Wilcox
                                            ------------------------------------
                                        Title Pres/CEO
                                             -----------------------------------

                                    GUARANTY
                                    --------

TO:       Mobilepro Corp. ("Company")

DATE:     December __, 2005

     Larry Wilcox (the "Guarantor"), in order to induce the Company to enter into that certain loan, of even date herewith, by and among the Company and UC Hub Group, Inc., an __________ corporation ("UC Hub"), and the Guarantor (the "Agreement"), and in consideration of the Agreement and the direct and indirect benefits thereof to the Guarantor, the receipt and sufficiency of which is hereby acknowledged, absolutely and unconditionally, guarantees the performance by UC Hub, of all duties and obligations contained in and set forth in the Agreement on all related documents and agreements therewith, including, without limitation, all obligations arising out of or relating to the breach of any specific representations, warranties, obligations, indemnifications, covenants and agreements of UC Hub set forth in the Agreement.

     This Guaranty is not conditioned upon the pursuit of any remedies against UC Hub by the Company. The Guarantor further agree that until such performance obligations have been fully paid, satisfied or performed, that any of the following shall not in any way release the Guarantor or reduce the Guarantor' liability: that the Company and UC Hub may from time to time, at their sole option and without notice to the Guarantor, extend the time or change the terms or manner of payment or performance of UC Hub obligations and duties; and that the acceptance by either of the Company of partial payment or payments or performance or any extension or extensions which either of the Company may grant to UC Hub, or any forbearance on the part of either of the Company, shall not operate to limit or release any of the obligations of the Guarantor hereunder. The Guarantor waive notice of acceptance of this Guaranty, default, nonpayment or nonperformance, presentment, demand, protest, notice of protest, and any and all other notice or notices to which the Guarantor might be otherwise entitled, or which may be required by law, as to the obligations and duties guaranteed hereby.

     No act or omission of any kind on the part of either of the Company shall in any way whatsoever affect or impair this Guaranty. This Guaranty shall be binding upon the Guarantor and their respective heirs, executors, administrators, and permitted assigns, and shall be governed by and construed in accordance with the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Guaranty has been duly executed as of the date and year above written.



                                        /s/ Larry Wilcox
                                        ----------------------------------------
                                        LARRY WILCOX


                                             "Guarantor"